Exhibit 32.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of e.Digital Corporation (the "Company"), that, to his or her knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 9, 2006

         /s/ Robert Putnam

         Robert Putnam,
         Interim Chief Accounting Officer
         (Principal Financial Officer)



Dated: November 9, 2006

         /s/ William Blakeley

         William Blakeley,
         President and Chief Technical Officer,
         (Principal Executive Officer)